MERRILL LYNCH
                                                                STRATEGIC
                                                                DIVIDEND FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance

                                                                Quarterly Report
                                                                April 30, 1999

MERRILL LYNCH STRATEGIC DIVIDEND FUND

Sector
Representation as a
Percentage of
Equities as of
April 30, 1999

A pie graph depicting sector representation as a percentage of equities as of April 30, 1999

Utilities                     26.6%
Capital Goods                 15.1%
Energy                        13.7%
Basic Industries               9.3%
Consumer                       7.5%
Financial Services            27.8%

US Common Stock
Investments as of
April 30, 1999

                                                                           S&P
                                                        Fund               500**
--------------------------------------------------------------------------------
Average Capitalization (in billions)                   $29.2              $97.2
--------------------------------------------------------------------------------
Price/Book Value                                         4.2                4.9
--------------------------------------------------------------------------------
Price/Earnings Ratio***                                 27.2               30.0
--------------------------------------------------------------------------------
Yield Based on Current Dividend                          2.8%*              1.2%
--------------------------------------------------------------------------------
* Net yield after expenses for 12-months ended 4/30/99, according to Lipper Analytical Services.
**    An unmanaged broad-based index comprised of common stocks.
***   Based on trailing 12-month earnings.

                           Merrill Lynch Strategic Dividend Fund, April 30, 1999

DEAR SHAREHOLDER

There were some conflicting signals regarding the future direction of the US economy during the quarter ended April 30, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization for Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold. Outside of the United States, signs of growth are less apparent in other major industrial economies. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. There are not yet clear signs that Japan's economy is improving, and the emerging economies remain tentative.

In the US capital markets, long-term interest rates stabilized somewhat by April quarter-end after rising thus far in 1999. Although the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. However, the major news in the US capital markets was again in the stock market. As the US stock market reached new highs, the advance broadened beyond relatively few large-capitalization technology stocks to the previously languishing cyclical sectors.

Portfolio Matters

For the three months ended April 30, 1999, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.33%, +8.98%, +9.01% and +9.28%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.) The Fund's performance for the April quarter compared favorably with the +4.67% total return posted by the unmanaged Standard & Poor's 500 Index (S&P 500). The Fund also outperformed the +6.77% total return of the 200 highest-yielding stocks in the S&P 500, which constitute the Fund's primary investment focus.

Higher-yielding stocks fared well in the April quarter. Investor sentiment appeared to shift from growth stocks to value stocks, specifically those with low price/earnings ratios, low downside risk and high dividend yields. Factors driving this rotation in investor sentiment appear to be expectations of higher interest rates, rising inflation and concerns about the sustainability of corporate profit growth. Stocks in the basic industrials, energy, capital goods--cyclical and financial sectors produced the best relative performances in the quarter, significantly outperforming the broad market. Since we seek to obtain a better-than-market dividend yield primarily from equity holdings, we have historically maintained a heavy weighting in these sectors of the market, with approximately 60% of net assets invested in these sectors at April quarter-end.

We use traditional tools of value investing, seeking to enhance the Fund's returns through careful stock selection of financially strong and generally large market capitalization companies. We buy stocks based on attractive valuations that always include an attractive dividend yield relative to their respective industry but most often also sell at attractive price/earnings ratios and low price/book values. We believe this style of investing will become more important as stock market returns move closer to historical trends where dividend yields will again become a far larger component of total return.

Over the near term, a rising interest rate environment would be negative for the Fund's electric utility holdings (which at April quarter-end accounted for about 9% of net assets). Since many are already trading at 20-year lows on a price/earnings basis relative to the S&P 500, we do not expect much downside from current levels. In addition, the Fund is positioned to benefit from a potential pickup in inflation with its even larger energy position (at about 12% of net assets) where values also are at historically attractive levels relative to the market. If inflation picks up, which now appears more likely, we expect this sector to positively contribute to Fund performance. Additionally, merger activity in both sectors is likely to continue to have a positive impact for investors. We believe potential exists for positive earnings surprises from these companies over the next several quarters.

Investment activities in the April quarter included initiating two new positions. Reliant Energy, Inc. is a combination electric and gas utility, which through its major subsidiary Houston Power & Light, provides electricity in its hometown and along the Texas Gulf Coast. The company also operates three natural gas utilities, is engaged in marketing of unregulated retail energy products and services, and has investments in electric utility properties in Latin America. Going forward, we expect earnings to grow at better than the industry average. Coupled with the attractive dividend yield, we believe the shares are attractive on a total return basis.

Whirlpool Corporation, our other new holding, is a major manufacturer of a full line of appliances for home and commercial use. The company's products are marketed in more than 170 countries under various brand names. About 61% of total sales were made in North America and 27% in Europe. The balance is accounted for by Latin America, principally Brazil, and Asia. Through a combination of improved product mix, manufacturing efficiencies and lower material costs, profit margins have widened and shipments are on the rise. At current levels, the stock has attractive total return potential.

Other transactions in the April quarter included eliminating three investments that no longer met our expectations and taking partial capital gains in five others. We also added to our holdings in two existing positions, New Century Energies Inc. and State Street Corporation.

In Conclusion

We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Walter D. Rogers

Walter D. Rogers
Senior Vice President and
Portfolio Manager

June 9, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Strategic Dividend Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================


                                     2 & 3

                           Merrill Lynch Strategic Dividend Fund, April 30, 1999

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                                            Ten Years/
                                                                   12 Month            3 Month           Since Inception
                                                                 Total Return       Total Return           Total Return
========================================================================================================================
ML Strategic Dividend Fund Class A Shares*                          +10.67%             +9.33%               +264.35%
------------------------------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class B Shares*                          + 9.44              +8.98                +228.72
------------------------------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class C Shares*                          + 9.42              +9.01                +131.15
------------------------------------------------------------------------------------------------------------------------
ML Strategic Dividend Fund Class D Shares*                          +10.32              +9.28                +139.71
------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                       +21.82              +4.67            +461.10/+214.47
========================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 4/30/99 and Class C & Class D Shares, from 10/21/94 to 4/30/99.
** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for the ten years ended 4/30/99 and from 10/21/94 to 4/30/99, respectively.

Average Annual Total Return

                                     % Return Without            % Return With
                                       Sales Charge               Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/99                       + 2.55%                     - 2.83%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                 +19.13                      +17.85
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                  +13.32                      +12.71
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                             % Return                 % Return
                                           Without CDSC              With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/99                            + 1.53%                  - 1.84%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                      +17.90                   +17.90
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                       +12.16                   +12.16
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                             % Return                 % Return
                                           Without CDSC              With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/99                            + 1.44%                  + 0.60%
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/99          +18.82                   +18.82
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return Without           % Return With
                                        Sales Charge              Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/99                         + 2.35%                   - 3.02%
--------------------------------------------------------------------------------
Inception (10/21/94) through 3/31/99       +19.79                    +18.34
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.


                                     4 & 5

                           Merrill Lynch Strategic Dividend Fund, April 30, 1999

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                            Percent
                                                     Shares                                                                  of Net
EUROPE                  Industries                    Held              Common Stocks                 Cost         Value     Assets
====================================================================================================================================
Netherlands             Oil--International          125,000   Royal Dutch Petroleum Company
                                                              (NY Registered Shares)              $ 4,284,612   $ 7,335,937     3.1%
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in the
                                                              Netherlands                           4,284,612     7,335,937     3.1
====================================================================================================================================
United Kingdom          Banking                     200,000   National Westminster Bank PLC         3,791,943     4,820,340     2.1
                        ------------------------------------------------------------------------------------------------------------
                        Oil--International           30,504   BP Amoco PLC (ADR)(a)                 1,370,665     3,452,671     1.5
                        ------------------------------------------------------------------------------------------------------------
                        Steel                       700,000   British Steel PLC                     1,938,756     1,665,142     0.7
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in the United
                                                              Kingdom                               7,101,364     9,938,153     4.3
====================================================================================================================================
                                                              Total Investments in Europe          11,385,976    17,274,090     7.4
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States           Aerospace & Defense          20,000   Rockwell International Corporation      803,055     1,032,500     0.4
                                                     60,000   TRW Inc.                              1,663,737     2,516,250     1.1
                                                                                                  -----------   -----------    ----
                                                                                                    2,466,792     3,548,750     1.5
                        ------------------------------------------------------------------------------------------------------------
                        Automobile                   70,000   Ford Motor Company                    1,318,007     4,475,625     1.9
                        ------------------------------------------------------------------------------------------------------------
                        Automotive                   72,000   Arvin Industries, Inc.                1,656,934     2,637,000     1.1
                        Equipment & Tires            50,000   Cooper Tire & Rubber Company          1,202,300     1,096,875     0.5
                                                     60,000   Dana Corporation                      1,649,850     2,827,500     1.2
                                                                                                  -----------   -----------    ----
                                                                                                    4,509,084     6,561,375     2.8
                        ------------------------------------------------------------------------------------------------------------
                        Banking                     145,000   The Bank of New York Company, Inc.    4,329,860     5,800,000     2.5
                                                     90,000   The Chase Manhattan Corporation       5,600,772     7,447,500     3.2
                                                     46,000   Mellon Bank Corporation                 990,205     3,418,375     1.5
                                                     34,500   Mercantile Bancorporation Inc.        1,002,055     1,966,500     0.8
                                                     30,000   National City Corporation             2,011,800     2,152,500     0.9
                                                     78,000   PNC Bank Corp.                        4,070,243     4,514,250     1.9
                                                     40,000   State Street Corporation              2,655,414     3,500,000     1.5
                                                     26,880   SunTrust Banks, Inc.                  1,447,180     1,921,920     0.8
                                                                                                  -----------   -----------    ----
                                                                                                   22,107,529    30,721,045    13.1
                        ------------------------------------------------------------------------------------------------------------
                        Business Services            52,000   The Dun & Bradstreet Corporation      1,378,715     1,911,000     0.8
                        ------------------------------------------------------------------------------------------------------------
                        Capital Goods                30,000   General Electric Company                724,669     3,165,000     1.4
                                                     28,000   Minnesota Mining and Manufacturing
                                                              Company (3M)                          1,608,098     2,492,000     1.1
                                                     68,000   Ogden Corporation                     1,531,759     1,755,250     0.7
                                                                                                  -----------   -----------    ----
                                                                                                    3,864,526     7,412,250     3.2
                        ------------------------------------------------------------------------------------------------------------
                        Chemicals                    23,000   The Dow Chemical Company              1,369,880     3,017,313     1.3
                                                     40,000   E.I. du Pont de Nemours and Company   1,329,525     2,825,000     1.2
                                                                                                  -----------   -----------    ----
                                                                                                    2,699,405     5,842,313     2.5
                        ------------------------------------------------------------------------------------------------------------
                        Consumer--Durables           63,000   Whirlpool Corporation                 3,323,062     4,181,625     1.8
                        ------------------------------------------------------------------------------------------------------------
                        Drugs                        50,000   American Home Products Corporation    1,721,675     3,050,000     1.3
                                                     52,000   Bristol-Myers Squibb Company            593,629     3,305,250     1.4
                                                                                                  -----------   -----------    ----
                                                                                                    2,315,304     6,355,250     2.7
                        ------------------------------------------------------------------------------------------------------------
                        Foods                        40,000   General Mills, Inc.                   2,938,894     2,925,000     1.2
                                                     55,000   The Quaker Oats Company               2,983,189     3,550,938     1.5
                                                                                                  -----------   -----------    ----
                                                                                                    5,922,083     6,475,938     2.7
                        ------------------------------------------------------------------------------------------------------------
                        Household Products           24,000   The Clorox Company                      728,490     2,769,000     1.2
                        ------------------------------------------------------------------------------------------------------------
                        Insurance                    65,000   American General Corporation          1,346,718     4,810,000     2.1
                                                     30,000   Lincoln National Corporation          1,275,150     2,881,875     1.2
                                                     85,000   Ohio Casualty Corporation             2,708,281     3,145,000     1.3
                                                                                                  -----------   -----------    ----
                                                                                                    5,330,149    10,836,875     4.6
                        ------------------------------------------------------------------------------------------------------------
                        Merchandising                25,000   J.C. Penney Company, Inc.             1,157,975     1,140,625     0.5
                        ------------------------------------------------------------------------------------------------------------
                        Oil--Domestic                28,000   Atlantic Richfield Company (ARCO)     1,584,596     2,350,250     1.0
                                                     90,000   Occidental Petroleum Corporation      2,323,525     1,816,875     0.8
                                                     50,000   Phillips Petroleum Company            1,731,105     2,531,250     1.1
                                                                                                  -----------   -----------    ----
                                                                                                    5,639,226     6,698,375     2.9
                        ------------------------------------------------------------------------------------------------------------
                        Oil--International           30,000   Exxon Corporation                       892,384     2,491,875     1.1
                                                     40,000   Mobil Corporation                       915,150     4,190,000     1.8
                                                     50,000   Texaco Inc.                           1,177,506     3,137,500     1.3
                                                                                                  -----------   -----------    ----
                                                                                                    2,985,040     9,819,375     4.2
                        ------------------------------------------------------------------------------------------------------------
                        Paper & Forest Products      66,000   Union Camp Corporation                3,963,011     5,238,750     2.2
                                                     60,000   Weyerhaeuser Company                  2,666,100     4,027,500     1.7
                                                                                                  -----------   -----------    ----
                                                                                                    6,629,111     9,266,250     3.9
                        ------------------------------------------------------------------------------------------------------------
                        Real Estate Investment       38,000   Apartment Investment & Management
                        Trusts                                Company (Class A)                     1,151,438     1,522,375     0.6
                                                     19,207   Avalonbay Communities, Inc.             505,756       672,245     0.3
                                                     40,000   Colonial Properties Trust             1,244,488     1,095,000     0.5
                                                     20,000   Crescent Real Estate Equities
                                                              Company                                 620,058       447,500     0.2
                                                     64,000   Developers Diversified Realty
                                                              Corporation                           1,296,294     1,012,000     0.4
                                                     52,000   Duke Realty Investments, Inc.         1,265,836     1,222,000     0.5
                                                     35,000   Essex Property Trust, Inc.              844,248     1,104,688     0.5
                                                     35,000   Highwoods Properties, Inc.            1,128,127       901,250     0.4
                                                     30,000   Mack-Cali Realty Corporation          1,126,800       928,125     0.4
                                                                                                  -----------   -----------    ----
                                                                                                    9,183,045     8,905,183     3.8
                        ------------------------------------------------------------------------------------------------------------
                        Steel                        55,000   Carpenter Technology Corporation      1,747,599     1,722,187     0.7
                        ------------------------------------------------------------------------------------------------------------


                                     6 & 7

                           Merrill Lynch Strategic Dividend Fund, April 30, 1999

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                            Percent
NORTH AMERICA                                        Shares                                                                  of Net
(concluded)             Industries                    Held              Common Stocks                 Cost         Value     Assets
====================================================================================================================================
United States           Utilities                    77,000   Reliant Energy, Inc.               $  2,188,848  $  2,180,063     0.9%
(concluded)             ------------------------------------------------------------------------------------------------------------
                        Utilities--Electric          40,000   American Electric Power
                                                              Company, Inc.                         1,262,400     1,657,500     0.7
                                                     50,000   BEC Energy                            1,253,000     2,125,000     0.9
                                                     60,000   Central & South West Corporation      1,598,600     1,488,750     0.7
                                                     63,000   Consolidated Edison, Inc.             1,779,750     2,862,562     1.2
                                                    105,000   Edison International                  1,759,425     2,572,500     1.1
                                                     56,000   FPL Group, Inc.                       3,155,764     3,157,000     1.4
                                                     44,000   KeySpan Energy                        1,120,500     1,177,000     0.5
                                                     96,000   New Century Energies, Inc.            3,189,435     3,360,000     1.4
                                                    120,000   Northern States Power Company         2,613,600     2,895,000     1.2
                                                                                                 ------------  ------------   -----
                                                                                                   17,732,474    21,295,312     9.1
                        ------------------------------------------------------------------------------------------------------------
                        Utilities--Natural Gas       97,000   AGL Resources Inc.                    2,102,933     1,764,187     0.7
                                                     40,000   Consolidated Natural Gas Company      1,805,775     2,380,000     1.0
                                                     44,000   Enron Corporation                     2,026,319     3,311,000     1.4
                                                     78,197   Sempra Energy                         2,037,272     1,622,588     0.7
                                                     50,000   Sonat Inc.                              882,073     1,787,500     0.8
                                                     35,000   The Williams Companies, Inc.          1,196,528     1,653,750     0.7
                                                                                                 ------------  ------------   -----
                                                                                                   10,050,900    12,519,025     5.3
                        ------------------------------------------------------------------------------------------------------------
                        Utilities--                  78,000   Ameritech Corporation                 3,008,167     5,338,125     2.3
                        Telecommunications           50,000   Bell Atlantic Corporation             1,247,396     2,881,250     1.2
                                                     40,000   GTE Corporation                       1,429,930     2,677,500     1.2
                                                     55,000   U S WEST, Inc.                        1,852,675     2,877,188     1.2
                                                                                                 ------------  ------------   -----
                                                                                                    7,538,168    13,774,063     5.9
                        ------------------------------------------------------------------------------------------------------------
                        Utilities--Water             76,000   American Water Works Company, Inc.    1,429,750     2,161,250     0.9
                                                     25,000   E'Town Corporation                    1,010,729       998,437     0.4
                                                     55,500   Philadelphia Suburban Corporation     1,203,656     1,252,219     0.5
                                                     53,000   United Water Resources Inc.             983,294     1,103,063     0.5
                                                                                                 ------------  ------------   -----
                                                                                                    4,627,429     5,514,969     2.3
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in North
                                                              America                             125,442,961   183,926,473    78.3
====================================================================================================================================
                                                              Total Investments in Common
                                                              Stocks                              136,828,937   201,200,563    85.7
====================================================================================================================================
                                                    Face
                                                   Amount                  Short-Term Securities
====================================================================================================================================
                        Repurchase              $ 9,615,000   Warburg Dillon Read LLC,              9,615,000     9,615,000     4.1
                        Agreements*                           purchased on 4/30/1999 to yield
                                                              4.88% to 5/03/1999
                        ------------------------------------------------------------------------------------------------------------
                        US Government Agency      4,000,000   Federal Home Loan Mortgage
                        Obligations**                         Corporation, 4.70% due 5/10/1999      3,994,778     3,994,778     1.7
                                                 24,000,000   Federal National Mortgage
                                                              Association, 4.685% due 5/18/1999    23,943,780    23,943,780    10.2
                        ------------------------------------------------------------------------------------------------------------
                                                              Total Investments in Short-Term
                                                              Securities                           37,553,558    37,553,558    16.0
====================================================================================================================================
                        Total Investments                                                        $174,382,495   238,754,121   101.7
                                                                                                 ============
                        Liabilities in Excess of Other Assets                                                    (3,942,363)   (1.7)
                                                                                                               ------------   -----
                        Net Assets                                                                             $234,811,758   100.0%
                                                                                                               ============   =====
====================================================================================================================================
                        Class A--Based on net assets of $27,172,218 and 1,873,261 shares of
                        beneficial interest outstanding                                                        $      14.51
                                                                                                               ============
                        Class B--Based on net assets of $86,385,757 and 5,948,219 shares of
                        beneficial interest outstanding                                                        $      14.52
                                                                                                               ============
                        Class C--Based on net assets of $5,919,969 and 411,879 shares of
                        beneficial interest outstanding                                                        $      14.37
                                                                                                               ============
                        Class D--Based on net assets of $115,333,814 and 7,954,483 shares of
                        beneficial interest outstanding                                                        $      14.50
                                                                                                               ============
====================================================================================================================================

                  (a)   American Depositary Receipts (ADR).
                  * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.
                  ** US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.


                                     8 & 9

                           Merrill Lynch Strategic Dividend Fund, April 30, 1999

PORTFOLIO CHANGES

For the Quarter Ended April 30, 1999

Additions

Reliant Energy, Inc.
Whirlpool Corporation

Deletions

Frontier Corporation
PECO Energy Company
UST Inc.

PORTFOLIO INFORMATION

As of April 30, 1999

                                                                   Percent of
Ten Largest Common Stock Holdings                                  Net Assets
The Chase Manhattan Corporation ..................................     3.2%
Royal Dutch Petroleum Company
  (NY Registered Shares) .........................................     3.1
The Bank of New York Company, Inc. ...............................     2.5
Ameritech Corporation ............................................     2.3
Union Camp Corporation ...........................................     2.2
National Westminster Bank PLC ....................................     2.1
American General Corporation .....................................     2.1
PNC Bank Corp. ...................................................     1.9
Ford Motor Company ...............................................     1.9
Mobil Corporation ................................................     1.8

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Walter D. Rogers, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    10 & 11

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011                                                          #10561--4/99

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